UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 6, 2004

Date of Report (Date of earliest event reported)

2-78335-NY

Commission File Number

-----------------------------------

NETTEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida, U.S.A.                                                                                                 65-0827278

(State or other jurisdiction of                                                                              (I.R.S. Employer

 incorporation or organization)                                                                           Identification No.)

610 SW Broadway Blvd., Suite 405, Portland, Oregon, 97205

(Address of principal executive offices)

(503) 222-6018

(Issuer's telephone number, including area code)

N/A

(Former name, former address and former fiscal year,

if changed since last report)

Item 5.02    Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 6, 2004, Tam Bui resigned as a director of the Registrant to pursue personal interests but will continue to serve the company as an advisor and consultant. Mr. Bui has had no disagreements with the company on any matter relating to the company's operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDENTIAL HOLDINGS, INC.

/s/ Michael Nguyen

Michael Nguyen

President

Date: September 29, 2004